      As filed with the Securities and Exchange Commission on May 28, 2004

                                                    Registration No. 333-
--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             ----------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           THE SECURITIES ACT OF 1933

                             ----------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                             ----------------------

                  TEXAS                                          74-0694415
     (State or other jurisdiction                             (I.R.S. Employer
   of incorporation or organization)                         Identification No.)

             1111 LOUISIANA                                        77002
             HOUSTON, TEXAS                                      (Zip Code)
(Address of principal executive offices)

                             ----------------------

                      CENTERPOINT ENERGY, INC. SAVINGS PLAN
                            (Full title of the plan)

                             ----------------------

                                 Rufus S. Scott
    Vice President, Deputy General Counsel and Assistant Corporate Secretary
                                 1111 Louisiana
                              Houston, Texas 77002
                     (Name and address of agent for service)

   Telephone number, including area code, of agent for service: (713) 207-1111

                             ----------------------

                         CALCULATION OF REGISTRATION FEE

                                                               PROPOSED         PROPOSED
                                                               MAXIMUM          MAXIMUM
                                                               OFFERING         AGGREGATE        AMOUNT OF
  TITLE OF SECURITIES                      AMOUNT TO BE         PRICE           OFFERING        REGISTRATION
   TO BE REGISTERED                         REGISTERED       PER SHARE (1 )     PRICE (1)           FEE
   ----------------                         ----------       -------------    ------------      ------------
Common Stock, par value
$0.01 per share                         60,000,000 shares        $10.44       $626,400,000      $79,364.88
                                        -----------------        ------       ------------      ----------
Preferred Stock Purchase Rights (2)     60,000,000 rights          (3)             (3)              (3)
                                        =================        ======       ============      ==========

(1) Estimated solely for the purpose of calculating the registration fee in accordance with Rule 457(c) of the Securities Act of 1933, as amended (the "Securities Act"), based upon the average of the high and low prices of the Common Stock of CenterPoint Energy, Inc. as reported on The New York Stock Exchange Composite Tape on May 21, 2004.

(2) Each share of Common Stock to be registered includes one associated Preferred Stock Purchase Right.

(3) No separate consideration is payable for the Preferred Stock Purchase Rights. Therefore, the registration fee for such securities is included in the registration fee for the Common Stock.

In addition, pursuant to Rule 416(c) under the Securities Act, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the CenterPoint Energy, Inc. Savings Plan described herein.

                             INTRODUCTORY STATEMENT

      CenterPoint Energy, Inc. (the "Registrant" or the "Company") is filing this Registration Statement on Form S-8 relating to its common stock, par value $0.01 per share, and associated rights to purchase its Series A preferred stock, par value $0.01 per share (such common stock and associated rights are collectively referred to in this Registration Statement as the "Common Stock"), issuable pursuant to the terms of the CenterPoint Energy, Inc. Savings Plan, as amended.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

      Note: The document(s) containing the plan information required by Item 1 of Form S-8 and the statement of availability of registrant information and any other information required by Item 2 of Form S-8 will be sent or given to participants as specified by Rule 428 under the Securities Act of 1933, as amended (the "Securities Act"). In accordance with Rule 428 and the requirements of Part I of Form S-8, such documents are not being filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 under the Securities Act. The Registrant shall maintain a file of such documents in accordance with the provisions of Rule 428. Upon request, the Registrant shall furnish to the Commission or its staff a copy or copies of all of the documents included in such file.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE.

      The following documents filed with the Securities and Exchange Commission (the "Commission") by the Company (File No. 1-31447) or by the CenterPoint Energy, Inc. Savings Plan (the "Savings Plan") pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), are hereby incorporated in this Registration Statement by reference:

      (1) the Company's Annual Report on Form 10-K for the year ended December 31, 2003 filed March 15, 2004;

      (2) the Company's Quarterly Report on Form 10-Q for the period ended March 31, 2004 filed May 10, 2004;

      (3) the Annual Report on Form 11-K of the Savings Plan for the year ended December 31, 2002 filed June 27, 2003;

      (4)   the Company's Current Report on Form 8-K filed January 29, 2004;

      (5) Item 5 of the Company's Current Report on Form 8-K filed February 12, 2004;

      (6)   the Company's Current Report on Form 8-K filed March 10, 2004;

      (7) the Company's Current Report on Form 8-K filed April 1, 2004 which reports that its subsidiary, CenterPoint Energy Resources Corp., entered into a new credit agreement;

      (8) Item 5 of the Company's Current Report on Form 8-K filed April 1, 2004 which reports the filing of the Company's final true-up application;

      (9) Item 5 of the Company's Current Report on Form 8-K filed April 22, 2004; and

      (10) the description of the Company's common stock (including the related preferred share purchase rights) contained in the Company's Current Report on Form 8-K filed September 6, 2002, as the Company may update that description from time to time.

      All documents filed with the Commission by the Company and the Savings Plan pursuant to sections 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date hereof and prior to the filing of a post-effective amendment to this Registration Statement which indicates that all securities offered hereby have been sold, or which deregisters all securities then remaining unsold, shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

      Any statement contained herein or incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

                                     EXPERTS

      The consolidated financial statements incorporated in this Registration Statement by reference from the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference (which report expresses an unqualified opinion and includes explanatory paragraphs relating to the distribution of

Reliant Resources, Inc., the change in method of accounting for goodwill and certain intangible assets and the recording of asset retirement obligations), and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

      The financial statements incorporated in this Registration Statement by reference from the Savings Plan's Annual Report on Form 11-K for the fiscal year ended December 31, 2002 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report, which is incorporated herein by reference, and have been so incorporated in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

ITEM 4. DESCRIPTION OF SECURITIES.

      Not applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL.

      Not applicable.

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

      Article 2.02.A.(16) and Article 2.02-1 of the Texas Business Corporation Act and Article V of the Registrant's Amended and Restated Bylaws provide the Registrant with broad powers and authority to indemnify its directors and officers and to purchase and maintain insurance for such purposes. Pursuant to such statutory and Bylaw provisions, the Registrant has purchased insurance against certain costs of indemnification that may be incurred by it and by its officers and directors.

      Additionally, Article IX of the Registrant's Amended and Restated Articles of Incorporation provides that a director of the Registrant is not liable to the Registrant for monetary damages for any act or omission in the director's capacity as director, except that Article IX does not eliminate or limit the liability of a director for (i) any breach of such director's duty of loyalty to the Registrant or its shareholders, (ii) any act or omission not in good faith that constitutes a breach of duty of such director to the Registrant or an act or omission that involves intentional misconduct or a knowing violation of law,
(iii) a transaction from which such director received an improper benefit, whether or not the benefit resulted from an action taken within the scope of the director's office or (iv) an act or omission for which the liability of a director is expressly provided for by statute.

      Article IX also provides that any subsequent amendments to Texas statutes that further limit the liability of directors will inure to the benefit of the directors, without any further action by shareholders. Any repeal or modification of Article IX shall not adversely affect any right of protection of a director of the Registrant existing at the time of the repeal or modification.

      See "Item 9. Undertakings" for a description of the Commission's position regarding such indemnification provisions.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED.

      Not Applicable.

ITEM 8. EXHIBITS.

      The following documents are filed as a part of this Registration Statement or incorporated by reference herein:

                                                                   Report or            SEC File or
   Exhibit                                                       Registration          Registration      Exhibit
   Number                Document Description                      Statement              Number        Reference
   ------                --------------------                      ---------              ------        ---------
4.1* -         Amended and Restated Articles of           Registration Statement on      333-69502         3.1
               Incorporation of CenterPoint Energy, Inc.  Form S-4 of CenterPoint
                                                          Energy, Inc.

4.2* -         Articles of Amendment to the Amended and   Form 10-K of CenterPoint        1-31447         3.1.1
               Restated Articles of Incorporation of      Energy, Inc. for the year
               CenterPoint Energy, Inc.                   ended December 31, 2001

4.3* -         Amended and Restated Bylaws of             Form 10-K of CenterPoint        1-31447          3.2
               CenterPoint Energy, Inc.                   Energy, Inc. for the year
                                                          ended December 31, 2001

4.4* -         Rights Agreement dated as of January 1,    Form 10-K of CenterPoint        1-31447          4.2
               2002 between CenterPoint Energy, Inc.      Energy, Inc. for the year
               and JPMorgan Chase Bank, as Rights         ended December 31, 2001
               Agent

4.5* -         Statement of Resolution Establishing       Form 10-K of CenterPoint        1-31447          3.3
               Series of Shares designated Series A       Energy, Inc. for the year
               Preferred Stock and Form of Rights         ended December 31, 2001
               Certificate

4.6* -         Reliant Energy, Incorporated Savings       Form 10-K of Reliant            1-3187        10(cc)(1)
               Plan (as amended and restated effective    Energy, Incorporated for
               April 1, 1999)                             the year ended December
                                                          31, 1999

4.7* -         First Amendment to the REI Savings Plan    Form 10-Q of Reliant            1-3187          10.9
               (as amended and restated effective April   Energy, Incorporated for
               1, 1999) effective January 1, 1999         the quarter ended June 30,
                                                          2002

4.8* -         Second Amendment to the REI Savings Plan   Form 10-Q of Reliant            1-3187          10.10
               (as amended and restated effective April   Energy, Incorporated for
               1, 1999) effective January 1, 1997         the quarter ended June 30,
                                                          2002

4.9* -         Third Amendment to the REI Savings Plan    Form 10-Q of Reliant            1-3187          10.11
               (as amended and restated effective April   Energy, Incorporated for
               1, 1999) effective January 1, 2001         the quarter ended June 30,
                                                          2002

4.10* -        Fourth Amendment to the REI Savings Plan   Form 10-Q of Reliant            1-3187          10.12
               (as amended and restated effective April   Energy, Incorporated for
               1, 1999) effective May 6, 2002             the quarter ended June 30,
                                                          2002

                                                                   Report or            SEC File or
   Exhibit                                                       Registration          Registration      Exhibit
   Number                Document Description                      Statement              Number        Reference
   ------                --------------------                      ---------              ------        ---------
4.11* -        Fifth Amendment to the REI Savings Plan    Form 10-K of CenterPoint        1-31447       10(u)(6)
               (as amended and restated effective April   Energy, Inc. for the year
               1, 1999) effective January 1, 2002 and     ended December 31, 2002
               as renamed effective October 2, 2002

4.12* -        Reliant Energy Savings Trust between       Form 10-K of CenterPoint        1-31447       10(u)(7)
               Reliant Energy and The Northern Trust      Energy, Inc. for the year
               Company, as Trustee, as amended and        ended December 31, 2002
               restated effective April 1, 1999

4.13* -        First Amendment to Reliant Energy          Form 10-K of CenterPoint        1-31447       10(u)(8)
               Savings Trust effective September 30,      Energy, Inc. for the year
               2002                                       ended December 31, 2002

4.14* -        Second Amendment to Reliant Energy         Form 10-K of CenterPoint        1-31447       10(u)(9)
               Savings Trust effective January 6, 2003    Energy, Inc. for the year
                                                          ended December 31, 2003

23.1 -         Consent of Deloitte & Touche LLP

24.1 -         Powers of Attorney (included on the
               signature page of this registration
               statement)

-------------
*     Incorporated herein by reference as indicated.

The use of original issuance securities is not contemplated. If original issuance securities are hereafter offered and sold, an opinion of counsel will be filed by amendment. The registrant undertakes that the Savings Plan and any amendment thereto have been or will be submitted to the Internal Revenue Service ("IRS") in a timely manner and all changes required by the IRS for the Savings Plan to be qualified under Section 401 of the Internal Revenue Code have been or will be made.

ITEM 9. UNDERTAKINGS.

            (a)   The undersigned registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                        (i) To include any prospectus required by section
            10(a)(3) of the Securities Act;

                        (ii) To reflect in the prospectus any facts or events
            arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of a prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

                        (iii) To include any material information with respect
            to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that the undertakings set forth in paragraphs (i) and (ii) above do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the registration statement.

                  (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

            (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the provisions described under Item 6 above, or otherwise, the registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, the State of Texas, on May 28, 2004.

                                    CENTERPOINT ENERGY, INC.
                                    (Registrant)



                                    By: /s/ David M. McClanahan
                                        ---------------------------------------
                                                 David M. McClanahan,
                                         President and Chief Executive Officer


                                POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David M. McClanahan, Scott E. Rozzell and Rufus
S. Scott, and each of them severally, his or her true and lawful attorney or attorneys-in-fact and agents, with full power to act with or without the others and with full power of substitution and resubstitution, to execute in his or her name, place and stead, in any and all capacities, any or all amendments (including pre-effective and post-effective amendments) to this Registration Statement and any registration statement for the same offering filed pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority, to do and perform in the name and on behalf of the undersigned, in any and all capacities, each and every act and thing necessary or desirable to be done in and about the premises, to all intents and purposes and as fully as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitutes may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                 SIGNATURE                                     TITLE                         DATE
                 ---------                                     -----                         ----
/s/ David M. McClanahan                          President,                              May 28, 2004
--------------------------------------------     Chief Executive Officer and Director
             David M. McClanahan                 (Principal Executive Officer)


/s/ Gary L. Whitlock                             Executive Vice President                May  28, 2004
--------------------------------------------     and Chief Financial Officer
              Gary L. Whitlock                   (Principal Financial Officer)


/s/ James S. Brian                               Senior Vice President and               May 28, 2004
--------------------------------------------     Chief Accounting Officer
               James S. Brian                    (Principal Accounting Officer)

/s/ Milton Carroll                               Director                                May 28, 2004
--------------------------------------------
               Milton Carroll

/s/ John T. Cater                                Director                                May 28, 2004
--------------------------------------------
                John T. Cater

/s/ Derrill Cody                                 Director                                May 28, 2004
--------------------------------------------
                Derrill Cody

/s/ O. Holcombe Crosswell                        Director                                May 28, 2004
--------------------------------------------
            O. Holcombe Crosswell

/s/ Thomas F. Madison                            Director                                May 28, 2004
--------------------------------------------
              Thomas F. Madison

/s/ Michael E. Shannon                           Director                                May 28, 2004
--------------------------------------------
             Michael E. Shannon

THE PLAN. Pursuant to the requirements of the Securities Act of 1933, the Benefits Committee has duly caused this Registration Statement to be signed on behalf of the CenterPoint Energy, Inc. Savings Plan by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on May 28, 2004.

                                    CENTERPOINT ENERGY, INC. SAVINGS PLAN


                                    By: /s/ Stephen C. Schaeffer
                                        -------------------------------------
                                        Stephen C. Schaeffer
                                        Chairman of the Benefits Committee

                                INDEX TO EXHIBITS

                                                                   Report or            SEC File or
   Exhibit                                                       Registration          Registration      Exhibit
   Number                Document Description                      Statement              Number        Reference
   ------                --------------------                      ---------              ------        ---------
4.1* -         Amended and Restated Articles of           Registration Statement on      333-69502         3.1
               Incorporation of CenterPoint Energy, Inc.  Form S-4 of CenterPoint
                                                          Energy, Inc.

4.2* -         Articles of Amendment to the Amended and   Form 10-K of CenterPoint        1-31447         3.1.1
               Restated Articles of Incorporation of      Energy, Inc. for the year
               CenterPoint Energy, Inc.                   ended December 31, 2001

4.3* -         Amended and Restated Bylaws of             Form 10-K of CenterPoint        1-31447          3.2
               CenterPoint Energy, Inc.                   Energy, Inc. for the year
                                                          ended December 31, 2001

4.4* -         Rights Agreement dated as of January 1,    Form 10-K of CenterPoint        1-31447          4.2
               2002 between CenterPoint Energy, Inc.      Energy, Inc. for the year
               and JPMorgan Chase Bank, as Rights         ended December 31, 2001
               Agent

4.5* -         Statement of Resolution Establishing       Form 10-K of CenterPoint        1-31447          3.3
               Series of Shares designated Series A       Energy, Inc. for the year
               Preferred Stock and Form of Rights         ended December 31, 2001
               Certificate

4.6* -         Reliant Energy, Incorporated Savings       Form 10-K of Reliant            1-3187        10(cc)(1)
               Plan (as amended and restated effective    Energy, Incorporated for
               April 1, 1999)                             the year ended December
                                                          31, 1999

4.7* -         First Amendment to the REI Savings Plan    Form 10-Q of Reliant            1-3187          10.9
               (as amended and restated effective April   Energy, Incorporated for
               1, 1999) effective January 1, 1999         the quarter ended June 30,
                                                          2002

4.8* -         Second Amendment to the REI Savings Plan   Form 10-Q of Reliant            1-3187          10.10
               (as amended and restated effective April   Energy, Incorporated for
               1, 1999) effective January 1, 1997         the quarter ended June 30,
                                                          2002

4.9* -         Third Amendment to the REI Savings Plan    Form 10-Q of Reliant            1-3187          10.11
               (as amended and restated effective April   Energy, Incorporated for
               1, 1999) effective January 1, 2001         the quarter ended June 30,
                                                          2002

4.10* -        Fourth Amendment to the REI Savings Plan   Form 10-Q of Reliant            1-3187          10.12
               (as amended and restated effective April   Energy, Incorporated for
               1, 1999) effective May 6, 2002             the quarter ended June 30,
                                                          2002

4.11* -        Fifth Amendment to the REI Savings Plan    Form 10-K of CenterPoint        1-31447       10(u)(6)
               (as amended and restated effective April   Energy, Inc. for the year
               1, 1999) effective January 1, 2002 and     ended December 31, 2002
               as renamed effective October 2, 2002

                                                                   Report or            SEC File or
   Exhibit                                                       Registration          Registration      Exhibit
   Number                Document Description                      Statement              Number        Reference
   ------                --------------------                      ---------              ------        ---------
4.12* -        Reliant Energy Savings Trust between       Form 10-K of CenterPoint        1-31447       10(u)(7)
               Reliant Energy and The Northern Trust      Energy, Inc. for the year
               Company, as Trustee, as amended and        ended December 31, 2002
               restated effective April 1, 1999

4.13* -        First Amendment to Reliant Energy          Form 10-K of CenterPoint        1-31447       10(u)(8)
               Savings Trust effective September 30,      Energy, Inc. for the year
               2002                                       ended December 31, 2002

4.14* -        Second Amendment to Reliant Energy         Form 10-K of CenterPoint        1-31447       10(u)(9)
               Savings Trust effective January 6, 2003    Energy, Inc. for the year
                                                          ended December 31, 2003

23.1 -         Consent of Deloitte & Touche LLP

24.1 -         Powers of Attorney (included on the
               signature page of this registration
               statement)

-------------
*     Incorporated herein by reference as indicated.

The use of original issuance securities is not contemplated. If original issuance securities are hereafter offered and sold, an opinion of counsel will be filed by amendment. The registrant undertakes that the Savings Plan and any amendment thereto have been or will be submitted to the Internal Revenue Service ("IRS") in a timely manner and all changes required by the IRS for the Savings Plan to be qualified under Section 401 of the Internal Revenue Code have been or will be made.